UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒                                  Emerging growth company

☒                                  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

On January 16, 2018, Boot Barn Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with a proposed public offering by certain stockholders of shares of the Company’s common stock. The Preliminary Prospectus Supplement contains preliminary financial results for the third quarter of fiscal 2018. The Company expects to release its financial results for the third fiscal quarter ended December 30, 2017 on January 31, 2018.

The Company expects such financial results to include the following:

•                  Net sales increased 13% to $225 million.

•                  Same store sales increased 5.2%, with stores outperforming e-commerce sales.

•                  Net income per diluted share of $0.73, based on 27.6 million weighted average diluted shares outstanding. Excluding the impact of the change in federal tax law, net income per diluted share was $0.46. Net income per diluted share includes approximately $0.02 arising from a $1.0 million pre-tax net gain from insurance and other settlements, primarily related to losses suffered in the second quarter from Hurricane Harvey.

•                  The Company opened four new stores during the quarter.

Note regarding preliminary results. The Company has not yet finalized its financial results for the third quarter of fiscal 2018. The preliminary financial results set forth above are subject to revision pending the completion of the accounting and financial reporting processes necessary to complete the Company’s financial statements for the third quarter of fiscal 2018. The foregoing preliminary financial results have been prepared by management, which believes that they have been prepared on a reasonable basis, and represent, to the best of management’s knowledge, the Company’s expected reported results. These preliminary financial results should not be viewed as a substitute for full financial statements prepared in accordance with GAAP, and these preliminary financial results are not necessarily indicative of the results to be achieved for the third quarter ended December 30, 2017 or any other period.

The preliminary financial results were not prepared with the view to complying with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of preliminary results of operations.

Tax Reform

Recent changes in tax law lowered the federal corporate tax rate from 35% to 21%, which the Company estimates will result in an effective tax rate of 25% during the year ending March 30, 2019, its first full fiscal year under the new law. During the quarter ended December 30, 2017, the Company was required to re-measure deferred taxes under the new effective tax rate of 25%. The deferred tax impact resulted in a non-cash tax benefit of $6.8 million, or approximately $0.24 per share, to the Company’s third quarter earnings. Due to the timing of the Company’s fiscal year, the fiscal year 2018 effective tax rate is expected to be 36.2%, excluding the impact from the $6.8 million re-measurement of deferred taxes. The 36.2% rate is calculated by blending nine months at the Company’s historical rate and three months at its new rate and applying the blended rate to the entire fiscal year.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements refer to our current expectations and projections relating to, by way of example and without limitation, the Company’s financial condition, liquidity, profitability, results of operations, margins, plans, objectives, strategies, future performance, business and industry. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “could”, “should”, “can have”, “likely”, “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider the information in this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration, to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this Current Report on Form 8-K after the date of this Current Report on Form 8-K.

The information provided in this Item 2.02 is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01                   Regulation FD Disclosure

The information set forth in Item 2.02 above is incorporated by reference herein.

The information provided in this Item 7.01 is intended to be “furnished” and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: January 16, 2018	By:	/s/ Gregory V. Hackman
		Name:	Gregory V. Hackman
		Title:	Chief Financial Officer